     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2001
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                        APRIL 18, 2001 (APRIL 18, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              CENDANT CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        1-10308                      06-0918165
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)            (I.R.S. EMPLOYER
     OF INCORPORATION OR                                         IDENTIFICATION NUMBER)
        ORGANIZATION)

     9 WEST 57TH STREET                                                10019-2601
        NEW YORK, NY                                                   (ZIP CODE)
    (ADDRESS OF PRINCIPAL
      EXECUTIVE OFFICE)

                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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
ITEM 5.  OTHER EVENTS

This Current Report on Form 8-K of the Company is being filed to make available pro forma financial data giving effect to the following transactions as of and for the year ended December 31, 2000: the acquisition of Avis Group Holdings, Inc. ("Avis"), which closed on March 1, 2001, and various finance-related activities which occurred during the first quarter of 2001, including issuances of debt and equity securities, and the conversion of the PRIDES to equity securities.

See Exhibits 99.1 and 99.2 for financial statements of Avis and pro forma financial information giving effect to the aforementioned activities.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

Statements about future results made in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company's Form 10-K for the year ended December 31, 2000.

Such forward-looking statements include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant or its affiliates. In addition, such projections are based upon many estimates and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of Cendant and its affiliates. Certain of such uncertainties and contingencies are specified in Cendant's Form 10-K for the year ended December 31, 2000. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Cendant or its affiliates that the projections will prove to be correct.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Financial Statements of Business Acquired.

            SEE EXHIBIT 99.1 ATTACHED HERETO FOR FINANCIAL STATEMENTS OF AVIS GROUP HOLDINGS, INC.

        (b)  Pro Forma Financial Information.

            SEE EXHIBIT 99.2 ATTACHED HERETO FOR PRO FORMA FINANCIAL INFORMATION GIVING EFFECT TO THE ACQUISITION OF AVIS GROUP HOLDINGS, INC. AND VARIOUS FINANCE-RELATED ACTIVITIES WHICH OCCURRED DURING THE FIRST QUARTER OF 2001.

        (c)  Exhibits.

            SEE EXHIBIT INDEX.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CENDANT CORPORATION

                                                            /s/ KEVIN M. SHEEHAN
                                                            -----------------------------------------
                                                            Kevin M. Sheehan
                                                            Senior Executive Vice President and Chief
                                                            Financial Officer

                                                            /s/ JOHN T. MCCLAIN
                                                            -----------------------------------------
                                                            John T. McClain
                                                            Senior Vice President, Finance and
                                                            Corporate Controller

Date: April 18, 2001

                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
 23.1                   Consent of Deloitte & Touche LLP, relating to Avis Group
                        Holdings, Inc.

 99.1                   Financial Statements of Business Acquired

 99.2                   Pro Forma Financial Information (unaudited)